Loans receivable	12 Months Ended
Dec. 31, 2021
Loans receivable
Loans receivable

17.   Loans receivable

	2021	2020	2019
Balance at January 1	8	521	272
New loans granted	123	—	338
Repayments of principal	—	(508)	(95)
Interest charged	—	7	12
Interest received	(7)	(19)	—
Foreign exchange (gain) / loss	(1)	7	(6)
Balance at December 31	123	8	521

On October 1, 2018, Nexters Global Ltd entered into a loan agreement with its shareholder Boris Gertsovsky, for the total amount of € 240,000 (US$ 278,000) with an annual interest rate of 2%. In December 2019 € 85,000 (US$ 95,000) were repaid. The loan was fully repaid on April 23, 2020.

On July 30, 2019, Nexters Global Ltd entered into a loan agreement with its shareholder, Boris Gertsovsky, for the total amount of €300,000 (US$ 327,000). The loan was provided interest-free and was fully repaid on July 24, 2020.

On October 30, 2019, Nexters Global Ltd entered into a loan agreement with its shareholder Boris Gertsovsky, for the total amount of €10,000 (US$ 11,000). The loan was provided interest free with outstanding balance of 8 as at December 31, 2020 and was fully repaid on February 12, 2021.

The loans granted in 2021 are represented by loans to the Group’s employees.

The difference between the nominal amounts of the loans and their fair value was insignificant.

The exposure of the Group to credit risk is reported in Note 28 to the consolidated financial statements.